Exhibit 10.14

                          AMENDMENT dated as of November 21, 1997, to the Credit
                  Agreement dated as of December 5, 1996, among QUEST DIAGNOSTICS INCORPORATED (formerly known as Corning Clinical Laboratories Inc.), the BANKS listed on the signature pages thereof, NATIONSBANK, N.A., as Issuing Bank, WACHOVIA BANK OF GEORGIA, N.A., as Swingline Bank, MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Administrative Agent, and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, NATIONSBANK, N.A. and WACHOVIA BANK OF GEORGIA, N.A., as Arranging Agents.


        WHEREAS, the Borrower has requested that the Banks agree to amend the Credit Agreement as set forth herein;

        Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

        SECTION 1. Definitions; References. Unless otherwise specifically defined herein, each capitalized term used herein which is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall from and after the Amendment Effective Date (as defined below) refer to the Credit Agreement as amended hereby.

        SECTION 2.  Amendment to Section 1.01 of the Credit Agreement.

(a) The definition of the term "Consolidated EBITDA" is hereby amended by adding at the end thereof "and any Excluded Charges for such period.

(b) The definition of the term "Debt Coverage Ratio" is hereby amended by adding at the end thereof the following proviso: "; provided that, solely for the purposes of determining compliance with Section 5.19 (and not for purposes of determining Pricing Periods), the amount of Consolidated Total Debt determined pursuant to clause (i) above at any time shall be reduced by the aggregate amount of cash and cash equivalents held by the Borrower and its Consolidated Subsidiaries at such time (but the amount of such reduction pursuant to this proviso shall not at any time exceed $100,000,000)."

(c) Section 1.01 is hereby further amended by the addition of the following definition in the appropriate alphabetical order:

        "Excluded Charges" means nonrecurring charges of the Borrower and its Consolidated Subsidiaries taken during the fiscal year ending December 31, 1997 and the fiscal year ending December 31, 1998, not exceeding, in the aggregate for all such periods, $68,000,000.

        SECTION 3. Amendment to Section 4.04(d) of the Credit Agreement. Section 4.04(d) of the Credit Agreement is hereby amended by inserting, immediately after the words "it is understood that" at the beginning of the proviso thereto, the words "the Excluded Charges and".

        SECTION 4. Amendment to Section 5.18 of the Credit Agreement. Section
5.18 of the Credit Agreement is hereby amended by replacing the table therein with the following table:

Period                                                           Ratio

Effective Date through December 31, 1998                         0.55 to 1.00

January 1, 1999 through December 31, 1999                        0.50 to 1.00

January 1, 2000 and thereafter                                   0.45 to 1.00

        SECTION 5. Amendment to Section 5.20 of the Credit Agreement. Section
5.20 of the Credit Agreement is hereby amended by replacing the table therein with the following table:

        Calculation Period Ending During the Period              Ratio

        Effective Date through June 30, 1997                     1.80 to 1.00

        July 1, 1997 through December 31, 1998                   2.00 to 1.00

        January 1, 1999 through December 31, 1999                2.25 to 1.00

        January 1, 2000 through December 31, 2000                2.75 to 1.00

        January 1, 2001 and thereafter                           3.00 to 1.00

        SECTION 6.  [Omitted]

        SECTION 7. Representations and Warranties. The Borrower represents and warrants to each of the Banks that:

        (a) The representations and warranties set forth in the Loan Documents after giving effect to this Amendment are true and correct in all material respects with the same effect as if made on the date hereof, except to the extent such representations and warranties expressly relate to an earlier date.

        (b) After giving effect to this Amendment, the Borrower is in compliance in all material respects with all the terms and provisions contained in the Credit Agreement and in the other Loan Documents required to be observed or performed.

        (c) After giving effect to this Amendment, no Default has occurred and is continuing.

        SECTION 8. Amendment Fee. The Borrower agrees to pay to the Agent, for the account of each Bank that executes and delivers to the Agent (or its counsel) a counterpart of this Amendment, an amendment fee equal to the Applicable Amendment Percentage, as defined below, multiplied by the sum of such Bank's outstanding Term Loans and Working Capital Commitment determined as of the Amendment Effective Date; provided that the Borrower shall not be required to pay such amendment fee to any Bank unless and until this Amendment becomes effective. Such amendment fees shall be due and payable (a) at the time that this Amendment becomes effective, with respect to each Bank that is entitled to receive an amendment fee at such time, or (b) within two Domestic Business Days after such Bank executes and delivers a counterpart of this Amendment entitling it to receive such amendment fee, in the case of each other Bank. The Borrower may in its discretion, but shall not have any obligation to, pay any amendment fee to any Bank that does not execute and deliver a counterpart of this Amendment on or before November 21, 1997, provided that the Applicable Amendment Percentage used in calculating the amendment fee for any such bank shall be no greater than .05%.

        "Applicable Amendment Percentage" means for any Bank which executes and delivers to the Agent (or its counsel) a counterpart of this Amendment (i) on or before November 14, 1997, .08% or (ii) after November 14, 1997 and on or before November 21, 1997, .05%.

        SECTION 9. Effectiveness. This Amendment shall become effective on the date (the "Amendment Effective Date") that each of the following conditions is satisfied:
        (a) receipt by the Agent of counterparts of this Amendment that, when taken together, bear the signatures of the Borrower and the Required Banks; provided, however, that amendments set forth in Section 2 shall, to the extent such amendments affect the determination of Pricing Periods, only become effective (i) with respect to Pricing Periods for Tranche A Term Loans, upon the receipt by the Agent of counterparts of this Amendment that, when taken together, bear the signatures of all the Tranche A Banks and (ii) with respect to Pricing Periods for Working Capital Loans and Working Capital Commitments, upon the receipt by the Agent of counterparts of this Amendment that, when taken together, bear the signatures of all the Working Capital Banks and, in each case, upon the satisfaction of all other conditions under this Section 9.

        (b) receipt by the Agent, for its account and the account of each Arranging Agent entitled thereto, of all fees and other compensation payable to the Agent and the Arranging Agents on or prior to the Amendment Effective Date pursuant to their agreements with the Borrower; and

        (c) receipt by the Agent for the account of each Bank then entitled thereto of all amendment fees payable under Section 8 of this Amendment.

        The Agent shall promptly notify the Borrower and the Banks of the Amendment Effective Date, and such notice shall be conclusive and binding on all parties hereto.

        SECTION 10. Miscellaneous. (a) Except as expressly set forth herein, the Credit Agreement shall continue in full force and effect in accordance with the terms and provisions thereof on the date hereof.

        (b) Section headings used herein are for convenience of reference only and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

        (c) THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

        (d) This Amendment may be executed in any number of counterparts, each of which shall be an original but all of which, when taken together, shall constitute but one instrument.

           IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the date first above written.



                               QUEST DIAGNOSTICS INC.,

                                     by
                                       ----------------------------
                                          Name:
                                          Title:


                               MORGAN GUARANTY TRUST COMPANY OF NEW YORK,

                                     by
                                       ----------------------------
                                          Name:
                                          Title:


                               NATIONSBANK, N.A.,

                                     by
                                       -----------------------------
                                          Name:
                                          Title:

                         WACHOVIA BANK OF GEORGIA, N.A.,

                                     by
                                       -----------------------------
                                          Name:
                                          Title:


                         BANK OF AMERICA ILLINOIS,

                                     by
                                       -----------------------------
                                          Name:
                                          Title:


                         BANK OF MONTREAL,


                                     by
                                       -----------------------------
                                          Name:
                                          Title:


                         THE BANK OF NEW YORK,

                                    by
                                      ------------------------------
                                          Name:
                                          Title:


                         BANQUE PARIBAS,

                                   by
                                     -------------------------------
                                          Name:
                                          Title:


                                    by
                                     -------------------------------
                                          Name:
                                          Title:

                         CITY NATIONAL BANK,

                                   by
                                     -------------------------------
                                          Name:
                                          Title:


                         CONTINENTAL ASSURANCE COMPANY,

                             by PROTECTIVE ASSET MANAGEMENT
                                COMPANY, as Attorney-in-Fact,

                                  by
                                    --------------------------------
                                          Name:
                                          Title:


                         CREDIT LYONNAIS NEW YORK BRANCH,


                                  by
                                    --------------------------------
                                          Name:
                                          Title:


                         CYPRESS TREE INVESTMENT PARTNERS I LTD.,

                             by CYPRESS INVESTMENT
                                  MANAGEMENT CO. INC., as
                                     Portfolio Manager,

                                  by
                                    --------------------------------
                                          Name:
                                          Title:

                         THE FUJI BANK, LIMITED, NEW YORK
                              BRANCH,

                                  by
                                    --------------------------------
                                         Name:

                         MERRILL LYNCH SENIOR FLOATING RATE
                              FUND, INC.,

                                  by
                                    --------------------------------
                                        Name:
                                        Title:


                        ML CBO IV CAYMAN LTD.,

                             by PROTECTIVE ASSET MANAGEMENT
                                 COMPANY, as Collateral Manager,

                                  by
                                    ---------------------------------
                                       Name:
                                       Title:


                        PAMCO CAYMAN LTD.,


                             by PROTECTIVE ASSET MANAGEMENT
                                 COMPANY, as Collateral Manager,

                                  by
                                    ----------------------------------
                                      Name:
                                      Title:

                        THE SANWA BANK, LIMITED, NEW YORK
                             BRANCH,

                               by
                                 -----------------------------------
                                      Name:
                                      Title:


                        UNION BANK OF CALIFORNIA, N.A.,

                              by
                                ------------------------------------
                                      Name:
                                      Title:


                        VAN KAMPEN AMERICAN CAPITAL PRIME RATE
                             INCOME TRUST,

                              by
                                ------------------------------------
                                     Name:
                                     Title:


                        OCTAGON CREDIT INVESTORS LOAN PORTFOLIO
                             (A UNIT OF THE CHASE MANHATTAN BANK),

                             by
                               -------------------------------------
                                     Name:
                                     Title: